Perfect metals usa

Consolidated Financial Statements

December 31, 2013 and 2012

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Perfect Metals USA, Inc. and Subsidiaries

Kirksville, Missouri

50 West Broadway, Suite 600

Salt Lake City, Utah 841 01

(801) 328-4408

Fax (801) 328-4461

www.hjcpafirm.com

We have audited the accompanying consolidated balance sheets of Perfect Metals USA, Inc. and Subsidiaries as of December 31 , 2013 and 2012, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Perfect Metals USA, Inc. and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

HJ Associates & Consultants, LLP

Salt Lake City, Utah

March 27, 2014

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PERFECT METALS USA
Consolidated Balance Sheets

ASSETS

	December 31,	December 31,
	2013	2012
CURRENT ASSETS

Cash	$136,766	$82,703
Accounts receivable	23,858	10,368
Refundable deposits and advances	51,187	-
Inventory	93,373	29,602

Total Current Assets	305,184	122,673

PROPERTY AND EQUIPMENT, net	464,696	603,369

TOTAL ASSETS	$769,880	$726,042

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable and accrued expenses	$127,963	$33,519
Accrued expenses - related parties	137,550	-
Notes payable - related parties	276,485	315,000
Line of credit	372,609	356,543

Total Current Liabilities	914,607	705,062

TOTAL LIABILITIES	914,607	705,062

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock, $0.001 par value, 5,000,000 shares
authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 125,000,000 shares
authorized, 20,000,000 shares issued and outstanding	20,000	20,000
Additional paid-in capital	5,671	5,671
Retained earnings (Deficit)	(170,398)	(4,691)

Total Stockholders' Equity (Deficit)	(144,727)	20,980

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$769,880	$726,042

The accompanying notes are an integral part of these consolidated financial statements.

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PERFECT METALS USA
Consolidated Statements of Operations

	For the Years Ended
	December 31,
	2013	2012

REVENUE	$3,304,660	$4,980,623
COST OF SALES	2,149,380	3,411,773

GROSS PROFIT	1,155,280	1,568,850

OPERATING EXPENSES

Fuel	275,594	361,151
Depreciation expense	124,583	133,871
Salaries	363,776	418,161
General and administrative expenses	530,044	673,811

Total Operating Expenses	1,293,997	1,586,994

LOSS FROM OPERATIONS	(138,717)	(18,144)

OTHER INCOME (EXPENSES)

Gain on sale of assets	2,143	3,543
Interest expense	(29,133)	(24,161)

Total Other Income (Expenses)	(26,990)	(20,618)

LOSS BEFORE INCOME TAXES	(165,707)	(38,762)

PROVISION FOR INCOME TAXES	-	-

NET LOSS	$(165,707)	$(38,762)

BASIC AND DILUTED LOSS PER SHARE	$(0.01)	$(0.00)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING -
BASIC AND DILUTED	20,000,000	20,000,000

The accompanying notes are an integral part of these consolidated financial statements.

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PERFECT METALS USA
Consolidated Statements of Stockholders' Equity (Deficit)

			Additional
			Paid-in	Retained
	Common Stock		Capital	Earnings
	Shares	Amount	(Deficit)	(Deficit)	Total

Balance, December 31, 2011	20,000,000	$20,000	$(11,577)	$349,071	$357,494

Contribution (Distribution) of capital	-	-	17,248	(315,000)	(297,752)

Net loss for the year ended
December 31, 2012	-	-	-	(38,762)	(38,762)

Balance, December 31, 2012	20,000,000	20,000	5,671	(4,691)	20,980

Net loss for the year ended
December 31, 2013	-	-	-	(165,707)	(165,707)

Balance, December 31, 2013	20,000,000	$20,000	$5,671	$(170,398)	$(144,727)

The accompanying notes are an integral part of these consolidated financial statements.

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PERFECT METALS USA
Consolidated Statements of Cash Flows

	For the Years Ended
	December 31,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(165,707)	$(38,762)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depreciation	124,583	133,871
Gain on sale of assets	(2,143)	(3,543)
Changes in operating assets and liabilities
Accounts receivable	(13,490)	4,933
Refundable deposits and advances	(51,187)	-
Inventory	(63,771)	30,057
Accounts payable and accrued expenses-related parties	137,550	-
Prepaid expenses	-	2,300
Accounts payable and accrued expenses	94,444	(26,285)

Net Cash Provided by Operating Activities	60,279	102,571

CASH FLOWS FROM INVESTING ACTIVITIES

Sale of property and equipment	22,929	23,000
Purchase of property and equipment	(6,696)	(37,945)

Net Cash Provided by (Used in) Investing Activities	16,233	(14,945)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments on related party loans	(115,515)
Proceeds from related party loans	77,000	34,642
Proceeds from line of credit	45,000	-
Repayment of notes payable	-	(50,000)
Repayment of line of credit	(28,934)	(31,457)

Net Cash (Used in) Financing Activities	(22,449)	(46,815)

NET INCREASE IN CASH	54,063	40,811

CASH AT BEGINNING OF YEAR	82,703	41,892

CASH AT END OF YEAR	$136,766	$82,703

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$21,583	$24,161
Income taxes	-	-

NON CASH FINANCING ACTIVITIES:
Related party note payable
Issued as a distribution of capital	$-	$315,000
Contribution of capital	$-	$17,248

The accompanying notes are an integral part of these consolidated financial statements.

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PERFECT METALS USA

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Perfect Metals USA (“the Company”) was incorporated in the state of Nevada on October 10, 2012.  The Company was formed to process and recycle metals. Prior to incorporation the Company operated as Whispers Trucking, LLC (Whispers) and Perfect Metals, LLC (Perfect). Whispers and Perfect were acquired on January 10, 2013 in exchange for 20,000,000 shares of the Company’s common stock. The controlling members of Whispers and Perfect became the controlling shareholders of the combined entity. Because of all the entities being under common control, the acquisition has been accounted for as a recapitalization of Whispers and Perfect and has been retroactively restated to the earliest period presented.

Basis of Presentation

The accompanying financial statements and related notes include the activity of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) to Form 10-K.

Principles of Consolidation

The accompanying financial statements present on a consolidated basis the financial position and operations of Whispers and Perfect as the predecessors to the Company. All entities continue to exist and significant intercompany transactions have been eliminated in the consolidation.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

We maintain cash balances in non-interest-bearing accounts, which do not currently exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service. Asset lives range from 3 to 7 years.

Accounts Receivable

Management reviews accounts receivable periodically to determine if any receivables will potentially be uncollectible. Management’s evaluation includes several factors including the aging of the accounts receivable balances, a review of significant past due accounts, economic conditions, and our historical write-off experience, net of recoveries. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The Company’s allowance for doubtful accounts was $-0- and $-0- as of December 31, 2013 and 2012, respectively.

Inventory

The Company’s inventory is comprised of scrap metals held for resale to metal recyclers and is recorded at the lower of cost or market on a first in first out basis. The Company’s inventory of scrap metals was $93,373 and $29,602 as of December 31, 2013 and 2012, respectively.

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PERFECT METALS USA

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company accounts for income taxes in accordance with accounting guidance now codified as FASB ASC 740, "Income Taxes," which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

The Company applies the provisions of ASC 740, “Accounting for Uncertainty in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  The Company did not identify any material uncertain tax positions on returns that have been filed or that will be filed.  The Company did not recognize any interest or penalties for unrecognized tax benefits during the years ended December 31, 2013 and 2012, nor were any interest or penalties accrued as of December 31, 2013 and 2012.

Prior to December 31, 2012 the Company elected to be taxed as a sole proprietorship, accordingly all income and deductions flow through and were taxed at the member level.

Revenue Recognition

The Company’s revenues derive from the sale of scrap metals. Revenue is recognized at the time of sale if collection is reasonably assured. The time of sale is determined to be the point at which the scrap metals are delivered to and accepted by the customer. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

Fair Value of Financial Instruments

The Company adopted ASC 820 which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The standard outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under this standard certain assets and liabilities must be measured at fair value, and disclosures are required for items measured at fair value.

The Company currently does not have non-financial assets or non-financial liabilities that are required to be measured at fair value on a recurring basis. The Company’s financial assets and liabilities are measured using inputs from the three levels of the fair value hierarchy. The three levels are as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. The fair value of the Company’s cash is based on quoted prices and therefore classified as Level 1.

Level 2 - Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 - Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability.

Advertising

The Company conducts advertising for the promotion of its services. In accordance with ASC Topic 720-35-25, advertising costs are charged to operations when incurred. Advertising costs aggregated $32,163 and $74,038 for the years ended December 31, 2013 and 2012, respectively.

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PERFECT METALS USA

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Significant Customers

During the year ended December 31, 2013 the Company had one customer that accounted for 59% of its net revenues. During the year ended December 31, 2012 the Company had two customers that accounted for 64% and 20% of its net revenues, respectively.

Recently Issued Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our consolidated financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s consolidated financial statements.

NOTE 2 – RELATED-PARTY TRANSACTIONS

The Company’s members were distributed $315,000 of capital during the year ended December 31, 2012 as a dividend in the form of notes payable which are unsecured, bear interest at 2.5% per annum and are due on December 31, 2014. The Company members also contributed $17,248 of non cash capital during the year ended December 31, 2012.

During the year ended December 31, 2013 an additional $77,000 was loaned to the Company by a related party. During the years ended December 31, 2013 and 2012 the Company made repayments on notes payable related party of $115,515 and $-0-, respectively.

As of December 31, 2013 and December 31, 2012 the outstanding balance on the notes payable related party was $276,485 and $315,000, respectively.

NOTE 3 – NOTES PAYABLE AND LINE OF CREDIT

Note Payable

The Company owed $50,000 in a note payable to an unrelated third party at December 31, 2011. This note payable was repaid in full during January 2012. The note was repaid with no interest and was collateralized by equipment.

Line of Credit

The Company’s founder has a bank line of credit, in the original amount of $440,000, which is secured by the Company’s inventory and equipment and is accordingly accounted for as a liability of the Company. The line of credit accrues interest at 6.75% per annum and requires monthly payments of $5,000 with the balance due on March 1, 2014. As of December 31, 2013 and 2012 the outstanding balance on the line of credit was $372,609 and $356,543, respectively.

NOTE 4 – PROPERTY AND EQUIPMENT

The major classes of assets as of December 31, 2013 and 2012 are as follows:

	2013	2012
Shop equipment	$630,581	$649,815
Leasehold improvements	35,170	35,170
Vehicles	131,590	131,590
Sub Total	797,341	816,575
Accumulated Depreciation	(332,645)	(213,206)
Net	$464,696	$603,369

Depreciation expense was $124,583 and $133,871, for the years ended December 31, 2013 and 2012, respectively.

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PERFECT METALS USA

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

NOTE 5 – REFUNDABLE DEPOSITS

On November 4, 2013 the Company entered into a letter of intent to acquire a scrap metal recycling company in St. Louis Missouri. The Company made an initial payment of the $50,000 which would apply against the purchase of the recycling company if the Company determines to go forward with the purchase upon completion of its due diligence. The deposit is refundable if the Company determines to not go forward with the purchase based upon the results of its due diligence. The Company has until April 4, 2014 to complete its due diligence under the terms of the letter of intent, as extended.

NOTE 6 – INCOME TAXES

Net deferred tax assets consist of the following components:

December 31, 2013
Deferred tax assets:
Net operating loss carryover	$34,200
Accrued payroll	27,200
Related party accruals	3,000
Valuation allowance	(64,400)
Net deferred tax asset	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income statutory tax rates to pretax income (loss) from continuing operations as follows:

December 31, 2013
Tax benefit at statutory rates	$(66,700)
Nondeductible expenses	1,900
Accrued payroll	27,400
Related party accruals	3,000
Change in valuation allowance	34,400
Net deferred tax asset	$-

The Company has accumulated net operating loss carryovers of approximately $86,000 as of December 31, 2013 which are available to reduce future taxable income.  Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes may be subject to annual limitations. A change in ownership may limit the utilization of the net operating loss carry forwards in future years. The tax losses begin to expire in 2033. The fiscal year 2013 and 2012 remains open to examination by federal tax authorities and other tax jurisdictions.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

On May 29, 2012, the Company entered into a Scrap Supply and Purchase Agreement to sell all of its scrap inventory on an exclusive basis to one customer. As consideration for the Agreement the customer is providing the Company several scrap hauling trailers. The Company terminated the Agreement during 2013.

The Company currently leases office space and property at a rate of $2,800 per month for an aggregate total of $33,600 annually. The term of the lease is one year beginning April 1, 2012. The Company renewed the lease through March 31, 2014 and the current amount due under the lease through the end of the lease term is $8,400

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855, management evaluated subsequent events through the date these consolidated financial statements were issued and the Company had no additional material subsequent events to report.

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